UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 20, 2026
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CIPHER DIGITAL INC.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-39625	85-1614529
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Vanderbilt Avenue
Floor 54
New York, New York		10017
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (332) 262-2300
N/A
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CIFR	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.
On February 24, 2026, Cipher Digital Inc. (the “Company”) announced its results for the fourth quarter and full year ended December 31, 2025. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K (the “Report”).
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Amended and Restated Charter
On February 20, 2026, the Board of Directors approved an amendment to our Second Amended and Restated Certificate of Incorporation, as amended (the “Amended and Restated Charter”), to change the name of the Company to “Cipher Digital Inc.” The amendment became effective upon filing with the Delaware Secretary of State on February 20, 2026.
Following the change of the Company’s name from Cipher Mining Inc. to Cipher Digital Inc., the Company’s Common Stock, par value $0.001 per share (“Common Stock”), will continue to trade on The Nasdaq Stock Market LLC under the same “CIFR” symbol. Similarly, the CUSIP number for the Company’s Common Stock will not change.
Amended and Restated Bylaws
On February 20, 2026, the Board of Directors approved and adopted amendments to the Company’s Amended and Restated Bylaws (the “Bylaws”), effective immediately. The Bylaws were amended and restated to update the Company’s name to “Cipher Digital Inc.”
The foregoing description of the Amended and Restated Charter and the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Charter and the Amended and Restated Bylaws, which are filed as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.
Item 7.01 Regulation FD Disclosure.
On February 24, 2026, the Company posted a presentation to its website at https://investors.cipherdigital.com (the “Presentation”). A copy of the Presentation is furnished as Exhibit 99.2 to this Report. The Company expects to use the Presentation, in whole or in part, and possibly with modifications, in connection with the earnings call with investors, analysts and others.
The information contained in the Presentation is summary information that is intended to be considered in the context of the Company’s Securities and Exchange Commission (“SEC”) filings and other public announcements that the Company may make, by press release or otherwise, from time to time. The Presentation speaks only as of the date of this Report. The Company undertakes no duty or obligation to publicly update or revise the information contained in the Presentation, although it may do so from time to time. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure. In addition, the exhibit furnished herewith contains statements intended as “forward-looking statements” that are subject to the cautionary statements about forward-looking statements set forth in such exhibit. By furnishing the information contained in the Presentation, the Company makes no admission as to the materiality of any information in the Presentation that is required to be disclosed solely by reason of Regulation FD.
The information in Items 2.02 and 7.01 of this Report (including Exhibits 99.1 and 99.2 attached hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly provided by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.
(d)Exhibits.
The exhibits related to Item 2.02 and Item 7.01 shall be deemed to be furnished, and not filed:

Exhibit Number	Description
3.1	Amended and Restated Certificate of Incorporation
3.2	Amended and Restated Bylaws
99.1	Press Release of the Company, dated February 24, 2026
99.2	Presentation of the Company, dated February 24, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cipher Digital Inc.

Date:	February 24, 2026	By:	/s/ Tyler Page
Tyler Page Chief Executive Officer